UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 3, 2005
Digi International Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11001 Bren Road East Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (952) 912-3444
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release - Financial Results
Press Release - Election to Board of Directors

Item 2.02. Results of Operations and Financial Condition.
     On November 3, 2005, Digi International Inc. (the “Company”) reported its financial results for the fourth quarter of 2005 and the year ended September 30, 2005. See the Company’s press release dated November 3, 2005, which is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.
NON-GAAP FINANCIAL MEASURES
     The press release furnished as Exhibit 99.1 and certain information the Company intends to disclose on the conference call scheduled for 5:00 p.m. eastern time on November 3, 2005 include certain non-GAAP financial measures. These measures include (i) operating income excluding intangibles amortization and non-recurring items, (ii) operating expenses excluding intangibles amortization and non-recurring items, (iii) net income per diluted share excluding the impact of a favorable tax settlement and the in-process research and development charge, (iv) earnings before taxes, depreciation, amortization and non-recurring items, (v) revenue from Device Networking products excluding revenues from Rabbit Semiconductor, a business acquired during the year, and (vi) guidance disclosed by the Company related to earnings per diluted share excluding the impact of stock-based compensation expense, and variations and growth rates related to the foregoing. The non-recurring items consist primarily of acquired in-process research and development charges, restructuring expenses and non-recurring gains and losses that have been described in the Company’s filings with the SEC. The reconciliations of these measures to the most directly comparable GAAP financial measures are provided in the earnings release or are included below.
     With respect to the measures that exclude the favorable tax settlement or non-recurring items, management believes that excluding these one-time non-recurring items provides useful information to investors regarding the Company’s results of operations and financial condition and permits a more meaningful comparison and understanding of the Company’s operating performance. With respect to measures that exclude intangibles amortization, management believes that these measures more accurately focus on the costs that can be meaningfully controlled by the Company, and therefore permit a more meaningful comparison from period to period. Similarly, management believes that earnings before taxes, depreciation, amortization and non-recurring items helps investors compare operating results and corporate performance exclusive of the impact of the Company’s capital structure and the method by which assets were acquired. Management believes that providing revenue exclusive of contributions from the acquired Rabbit Semiconductor business provides better comparability with prior year periods. Finally, management believes that providing guidance exclusive of the impact of stock-based compensation expense so that investors can compare expected results with results for prior periods that did not include stock-based compensation expense. Management uses these various non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of the comparative operating performance of the Company.

NON-GAAP RECONCILIATION SCHEDULES
Reconciliation of Reported Earnings Per Diluted Share to Earnings Per Diluted Share
Excluding Favorable Tax Settlement and Acquired In-Process Research and Development
(in thousands, except per share amounts)

	Three months ended		Twelve months ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Gross profit	$21,182	$17,884	$75,682	$67,783

Total operating expenses, before acquired in-process research and development	16,205	14,068	58,425	56,002
Acquired in-process research and development	—	—	300	—

Total operating expenses	16,205	14,068	58,725	56,002

Operating income	$4,977	$3,816	$16,957	$11,781

Income before income taxes	$5,194	$4,012	$17,983	$12,150
Impact of favorable tax settlement	—	—	(5,689)	—
Income tax provision	1,773	1,127	6,007	3,487

Net income	$3,421	$2,885	$17,665	$8,663

Net income per common share, basic	$0.15	$0.13	$0.79	$0.41

Net income per common share, diluted	$0.15	$0.13	$0.76	$0.39

Impact of favorable tax settlement, basic	$—	$—	$(0.25)	$—

Impact of favorable tax settlement, diluted	$—	$—	$(0.24)	$—

Impact of acquisition related in-process research and development, basic	$—	$—	$0.01	$—

Impact of acquisition related in-process research and development, diluted	$—	$—	$0.01	$—

Net income per common share, basic, excluding the favorable tax settlement and acquired in-process research and development	$0.15	$0.13	$0.55	$0.41

Net income per common share, diluted, excluding the favorable tax settlement and acquired in-process research and development	$0.15	$0.13	$0.52	$0.39

Weighted average common shares, basic	22,654	21,727	22,450	21,196

Weighted average common shares, diluted	23,210	22,539	23,371	22,031

Reconciliation of Total Operating Expenses to Operating Expenses Excluding Intangibles Amortization and Nonrecurring Items
(In thousands of dollars and as a percent of Net Sales)

		% of net		% of net		% of net		% of net		% of net		% of net
	FY 02	sales	FY 03	net sales	FY 04	sales	FY 05	sales	Q4 FY 04	sales	Q4 FY 05	sales
Net sales	$101,536	100.0%	$102,926	100.0%	$111,226	100.0%	$125,198	100.0%	$29,274	100.0%	$36,208	100.0%

Total operating expenses	76,239	75.1%	55,073	53.5%	56,002	50.3%	58,725	46.9%	14,068	48.1%	16,205	44.8%

Intangibles amortization	7,945	7.8%	6,485	6.3%	5,222	4.7%	5,550	4.4%	1,307	4.5%	1,666	4.6%
In-process research and development	3,100	3.1%	—	0.0%	—	0.0%	300	0.2%	—	0.0%	—	0.0%
Restructuring expenses	2,696	2.7%	(600)	-0.6%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Gain from forgiveness of grant payable	(1,068)	-1.1%	(553)	-0.5%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Loss on sale of MiLAN	3,617	3.6%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%

Operating expenses excluding intangibles amortization and nonrecurring items	$59,949	59.0%	$49,741	48.3%	$50,780	45.7%	$52,875	42.2%	$12,761	43.6%	$14,539	40.2%

Reconciliation of Operating Income to Operating Income Excluding Intangibles Amortization and Nonrecurring Items
(In thousands of dollars and as a percent of Net Sales)

		% of net		% of net		% of net		% of net		% of net		% of net
	FY 02	sales	FY 03	sales	FY 04	sales	FY 05	sales	Q4 FY 04	sales	Q4 FY 05	sales
Net sales	$101,536	100.0%	$102,926	100.0%	$111,226	100.0%	$125,198	100.0%	$29,274	100.0%	$36,208	100.0%

Operating income	(20,715)	-20.4%	6,273	6.1%	11,781	10.6%	16,957	13.5%	3,816	13.0%	4,977	13.7%
Intangibles amortization	7,945	7.8%	6,485	6.3%	5,222	4.7%	5,550	4.4%	1,307	4.5%	1,666	4.6%
In-process research and development	3,100	3.1%	—	0.0%	—	0.0%	300	0.2%	—	0.0%	—	0.0%
Restructuring expenses	2,696	2.7%	(600)	-0.6%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Gain from forgiveness of grant payable	(1,068)	-1.1%	(553)	-0.5%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Loss on sale of MiLAN	3,617	3.6%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%

Operating income excluding intangibles amortization and nonrecurring items	$(4,425)	-4.4%	$11,605	11.3%	$17,003	15.3%	$22,807	18.2%	$5,123	17.5%	$6,643	18.3%

Reconciliation of Income (Loss) before Income Taxes to Earnings before Taxes, Depreciation, Amortization and Nonrecurring Items
(In thousands of dollars and as a percent of Net Sales)

									% increase
		% of net		% of net		% of net		% of net	from FY 04		% of net
	FY 02	sales	FY 03	sales	FY 04	sales	FY 05	sales	to FY 05	Q4 FY 05	sales
Net sales	$101,536	100.0%	$102,926	100.0%	$111,226	100.0%	$125,198	100.0%		$36,208	100.0%

Income (loss) before income taxes	$(19,459)		$6,569		$12,150		$17,983			$5,194

Depreciation and amortization	11,568		10,303		8,597		8,870			2,493
In-process research and development	3,100		—		—		300			—
Restructuring expenses	2,696		(600)		—		—			—
Gain from forgiveness of grant payable	(1,068)		(553)		—		—			—
Loss on sale of MiLAN	3,617		—		—		—			—

Earnings before taxes, depreciation, amortization and nonrecurring items	$454	0.4%	$15,719	15.3%	$20,747	18.7%	$27,153	21.7%	30.9%	$7,687	21.2%

Reconciliation of Reported Diluted Earnings per Share Guidance for Fiscal 2006 to
Diluted Earnings per Share for Fiscal 2005, Excluding the Impact of the Favorable Tax Settlement and Stock-Based Compensation Expense

	Q1 2006 - Estimated Range		Fiscal 2006 - Estimated Range		Fiscal 2005
	for EPS Guidance		for EPS Guidance		Diluted EPS
	Low	High	Low	High
Reported diluted earnings per share, Sept. 30, 2005					$0.76

Impact of the favorable tax settlement					0.24

Diluted earnings per share for fiscal 2005, excluding the impact of the favorable tax settlement					0.52

Reported diluted earnings per share anticipated for Q1 2006 and fiscal 2006	$0.10	$0.15	$0.53	$0.63

Estimated impact of stock-based compensation expense in Q1 2006 and fiscal 2006	0.02	0.02	0.07	0.07

Diluted earnings per share anticipated for fiscal 2006, excluding the impact of estimated stock-based compensation expense	$0.12	$0.17	$0.60	$0.70

Anticipated diluted earnings per share increase, fiscal 2006 compared to fiscal 2005, excluding the impact of the favorable tax settlement and estimated stock-based compensation expense			15%	35%

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On November 2, 2005, the Board of Directors, upon recommendation of the Nominating Committee, elected William N. Priesmeyer as a director of Digi International Inc. to serve a term expiring at the 2006 annual meeting of stockholders. Mr. Priesmeyer’s committee assignments will be determined around the time of the 2006 annual meeting of stockholders and announced at that time. See the Company’s press release dated November 3, 2005, which is filed as Exhibit 99.2 and incorporated by reference in this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.

The following Exhibits are being furnished or filed herewith:

99.1	Press Release dated November 3, 2005 announcing financial results for the fourth quarter of 2005 and the year ended September 30, 2005.

99.2	Press Release dated November 3, 2005 announcing election of William Priesmeyer to the Board of Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGI INTERNATIONAL INC.
Date: November 3, 2005	By /s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
99.1	Press Release dated November 3, 2005 announcing financial results for the fourth quarter of 2005 and the year ended September 30, 2005.	Filed Electronically

99.2	Press Release dated November 3, 2005 announcing election of William Priesmeyer to the Board of Directors.	Filed Electronically